                                                                    EXHIBIT 4.3



                               FIRST AMENDMENT TO
                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT


         THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT, dated as of February 17, 1998 (the "Investors' Rights Agreement"), is entered into by and among Vixel Corporation, a Delaware corporation (the "Company"), Gregory R. Olbright (the "Founder") and certain investors of the Company listed on the signature pages hereof (the "Holders").


                                    RECITALS

         WHEREAS, the Company, the Founder, the Holders and certain other investors of the Company are parties to the Investors' Rights Agreement and desire to amend the definition of "Registrable Securities" contained in the Investors' Rights Agreement to include the Common Stock issuable upon conversion of up to 200,000 shares of Series E Preferred Stock of the Company issuable pursuant to Series E Preferred Stock Purchase Warrants to be issued by the Company in connection with commercial loan or lease transactions approved by the Board of Directors of the Company (the "Series E Preferred Stock Purchase Warrants").

         In consideration of the mutual agreements contained herein, the parties hereto agree as follows:


                                    AGREEMENT

         1. Section 3.1(b) of the Investors' Rights Agreement is hereby amended in its entirety to read as follows:

            "(b) The term "Registrable Securities" means:

                 (i) the shares of Common Stock issuable or issued upon
            conversion of (i) the Series A Preferred Stock and Series B Preferred Stock of the Company held by the Holders (or their Permitted Transferees), (ii) the Series A Preferred Stock of the Company acquired by Herb Alpert upon exercise of a Warrant to purchase 240,000 shares dated July 6, 1994, (iii) the Series A Preferred Stock of the Company acquired by the Holders (or their Permitted Transferees) upon exercise of those certain Warrants to purchase an aggregate of 894,334 shares of Series A Preferred Stock, each dated October 6, 1995, issued pursuant to the Series B Preferred Stock and Series A Warrant Purchase Agreement dated October 6, 1995, (iv) the Series C Preferred Stock of the Company acquired by Comdisco, Inc. (or its Permitted Transferee) upon exercise of a Warrant to purchase 85,714 shares dated January 12, 1996, (v) the Series C Preferred Stock of the Company acquired by Silicon Valley Bank upon exercise of a Warrant to purchase 5,000 shares dated March 5, 1996, (vi) the Series C Preferred Stock of the Company acquired by MMC/GATX Partnership No. 1 upon exercise of a Warrant to purchase 85,000 shares dated March 5, 1996,



                                       1.

            (vii) 2,000,000 shares of Series D Preferred Stock of the Company acquired by Western Digital Corporation pursuant to the Purchase Agreement dated March 29, 1996, (viii) the Series E Preferred Stock of the Company held by the Holders (or their Permitted Transferees (as defined below)), (ix) the Series E Preferred Stock of the Company acquired by Montgomery Securities (or their Permitted Transferees) upon exercise of those certain Warrants to purchase 69,261 shares dated October 21, 1996, (x) the Series E Preferred Stock of the Company acquired by Transamerica Business Credit Corporation (or their Permitted Transferees) upon exercise of a Warrant to purchase up to 25,000 shares dated May 30, 1997, (xi) the Series F Preferred Stock of the Company held by the Holders (or their Permitted Transferees), (xii) up to 200,000 shares of Series E Preferred Stock of the Company issuable pursuant to Series E Preferred Stock Purchase Warrants issued by the Company in connection with commercial loan or lease transactions approved by the Board of Directors of the Company, and (xiii) the shares of capital stock issued or issuable with respect to the securities referred to in (i)-(xii) above, or upon any other securities issued as a dividend or other distribution with respect to, or in exchange or replacement of, any such securities, excluding, in all cases, any Registrable Securities that are held by a person to whom the rights of a Holder under this Agreement have not been validly transferred in a written instrument pursuant to Sections 3.12 and 6 hereof to a Permitted Transferee."

            2. Exhibit A to the Investors' Rights Agreement is hereby amended to include each purchaser of the Series E Preferred Stock Purchase Warrants as a "Holder" thereunder as of the date of such purchaser's signature of this Amendment.

            3. The grant of rights hereunder to any purchaser of Series E Preferred Stock Purchase Warrants is subject to such purchaser's execution of the signature page hereof, and such purchaser shall thereafter be subject to all of the duties and obligations set forth in the Investors' Rights Agreement.


                [REMAINDER OF THIS PAGE INTENTIONALY LEFT BLANK]




                                       2.

            3. IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.



                            VIXEL CORPORATION


                            By: /s/ KURTIS L. ADAMS
                               ------------------------------------------------
                               Name:  Kurtis L. Adams
                               Title: Vice President of Finance and Chief
                                      Financial Officer


                            FOUNDER:



                            ---------------------------------------------------
                            GREGORY R. OLBRIGHT

                            HOLDER:

                            HERB ALPERT



                            ---------------------------------------------------
                                                  [Signature]



                            ---------------------------------------------------
                            [Name and Title, if Signing on Behalf of an Entity]


                            Registrable Securities Held:


                            Series A Shares:         1,852,083
                            Series A Warrants:         396,412
                            Series B Shares:           857,142
                            Series C Warrants:             -0-
                            Series D Shares:               -0-
                            Series E Shares:               -0-
                            Series E Warrants:             -0-
                            Series F Shares:               -0-




                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                            VIXEL CORPORATION


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            FOUNDER:


                            ---------------------------------------------------
                            GREGORY R. OLBRIGHT

                            HOLDER:

                            AVI/ARCXEL INVESTORS A, L.P.



                            ---------------------------------------------------
                                                [Signature]



                            ---------------------------------------------------
                            [Name and Title, if Signing on Behalf of an Entity]


                            Registrable Securities Held:

                            Series A Shares:             -0-
                            Series A Warrants:           -0-
                            Series B Shares:             -0-
                            Series C Warrants:           -0-
                            Series D Shares:             -0-
                            Series E Shares:             -0-
                            Series E Warrants:           -0-
                            Series F Shares:         860,217




                                       3.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                            VIXEL CORPORATION


                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            FOUNDER:



                            ---------------------------------------------------
                            GREGORY R. OLBRIGHT

                            HOLDER:

                            AVI/ARCXEL INVESTORS B, L.P.



                            ---------------------------------------------------
                                                  [Signature]



                            ---------------------------------------------------
                            [Name and Title, if Signing on Behalf of an Entity]


                            Registrable Securities Held:


                            Series A Shares:             -0-
                            Series A Warrants:           -0-
                            Series B Shares:             -0-
                            Series C Warrants:           -0-
                            Series D Shares:             -0-
                            Series E Shares:             -0-
                            Series E Warrants:           -0-
                            Series F Shares:         669,058




                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                            VIXEL CORPORATION



                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            FOUNDER:



                            GREGORY R. OLBRIGHT

                            HOLDER:

                            AVI/ARCXEL INVESTORS C



                            ---------------------------------------------------
                                                 [Signature]



                            ---------------------------------------------------
                            [Name and Title, if Signing on Behalf of an Entity]


                            Registrable Securities Held:

                            Series A Shares:             -0-
                            Series A Warrants:           -0-
                            Series B Shares:             -0-
                            Series C Warrants:           -0-
                            Series D Shares:             -0-
                            Series E Shares:             -0-
                            Series E Warrants:           -0-
                            Series F Shares:         214,736



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                            VIXEL CORPORATION



                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            FOUNDER:


                            ---------------------------------------------------
                            GREGORY R. OLBRIGHT

                            HOLDER:

                            DAVID A. DULL



                            ---------------------------------------------------
                                                  [Signature]


                            ---------------------------------------------------
                            [Name and Title, if Signing on Behalf of an Entity]


                            Registrable Securities Held:


                            Series A Shares:            -0-
                            Series A Warrants:          -0-
                            Series B Shares:            -0-
                            Series C Warrants:          -0-
                            Series D Shares:            -0-
                            Series E Shares:         27,777
                            Series E Warrants:          -0-
                            Series F Shares:            -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                            VIXEL CORPORATION



                            By:
                               ------------------------------------------------
                               Name:
                               Title:


                            FOUNDER:



                            ---------------------------------------------------
                            GREGORY R. OLBRIGHT

                            HOLDER:

                            HANCOCK VENTURE PARTNERS IV - DIRECT FUND L.P.


                            ---------------------------------------------------
                                                [Signature]


                            [Name and Title, if Signing on Behalf of an Entity]

                            Registrable Securities Held:

                            Series A Shares:             -0-
                            Series A Warrants:           -0-
                            Series B Shares:             -0-
                            Series C Warrants:           -0-
                            Series D Shares:             -0-
                            Series E Shares:         666,667
                            Series E Warrants:           -0-
                            Series F Shares:             -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                          VIXEL CORPORATION


                          By:
                             --------------------------------------------------
                             Name:
                             Title:


                          FOUNDER:



                          -----------------------------------------------------
                          GREGORY R. OLBRIGHT

                          HOLDER:

                          JAFCO R-1(A) INVESTMENT ENTERPRISE PARTNERSHIP



                          -----------------------------------------------------
                                                 [Signature]



                          -----------------------------------------------------
                          [Name and Title, if Signing on Behalf of an Entity]

                          Registrable Securities Held:


                          Series A Shares:            -0-
                          Series A Warrants:          -0-
                          Series B Shares:            -0-
                          Series C Warrants:          -0-
                          Series D Shares:            -0-
                          Series E Shares:         88,889
                          Series E Warrants:          -0-
                          Series F Shares:            -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           JAFCO R-1(B) INVESTMENT ENTERPRISE PARTNERSHIP



                           -----------------------------------------------------
                                                 [Signature]



                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:


                           Series A Shares:            -0-
                           Series A Warrants:          -0-
                           Series B Shares:            -0-
                           Series C Warrants:          -0-
                           Series D Shares:            -0-
                           Series E Shares:         88,889
                           Series E Warrants:          -0-
                           Series F Shares:            -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              ----------------------------------------------
                              Name:
                              Title:

                           FOUNDER:

                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           JAPAN ASSOCIATED FINANCE CO., LTD.



                           -----------------------------------------------------
                                                       [Signature]



                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:


                           Series A Shares:            -0-
                           Series A Warrants:          -0-
                           Series B Shares:            -0-
                           Series C Warrants:          -0-
                           Series D Shares:            -0-
                           Series E Shares:         44,445
                           Series E Warrants:          -0-
                           Series F Shares:            -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           MAYFIELD VII, A CALIFORNIA LIMITED PARTNERSHIP



                           -----------------------------------------------------
                                               [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:


                           Series A Shares:               -0-
                           Series A Warrants:         175,353
                           Series B Shares:         1,764,286
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:           192,111
                           Series E Warrants:             -0-
                           Series F Shares:               -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           MAYFIELD ASSOCIATES FUND II,
                           A CALIFORNIA LIMITED PARTNERSHIP


                           -----------------------------------------------------
                                              [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:            -0-
                           Series A Warrants:        9,229
                           Series B Shares:         92,857
                           Series C Warrants:          -0-
                           Series D Shares:            -0-
                           Series E Shares:         10,111
                           Series E Warrants:          -0-
                           Series F Shares:            -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           MENLO VENTURES VI, L.P.



                           -----------------------------------------------------
                                                [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:

                           Series A Shares:               -0-
                           Series A Warrants:         181,854
                           Series B Shares:         1,829,698
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:           199,189
                           Series E Warrants:             -0-
                           Series F Shares:               -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           MENLO ENTREPRENEURS FUND VI, L.P.



                           -----------------------------------------------------
                                                  [Signature]



                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:

                           Series A Shares:            -0-
                           Series A Warrants:        2,728
                           Series B Shares:         27,445
                           Series C Warrants:          -0-
                           Series D Shares:            -0-
                           Series E Shares:          3,033
                           Series E Warrants:          -0-
                           Series F Shares:            -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION



                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           JEROME S. MOSS



                           -----------------------------------------------------
                                                 [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:

                           Series A Shares:               -0-
                           Series A Warrants:          88,382
                           Series B Shares:           428,571
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:            60,000
                           Series E Warrants:             -0-
                           Series F Shares:               -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION



                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           NAVIGATOR FUND, L.P.


                           -----------------------------------------------------
                                                 [Signature]



                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:              -0-
                           Series A Warrants:            -0-
                           Series B Shares:              -0-
                           Series C Warrants:            -0-
                           Series D Shares:              -0-
                           Series E Shares:           20,444
                           Series E Warrants:            -0-
                           Series F Shares:              -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           NAVIGATOR GLOBAL FUND, LIMITED



                           -----------------------------------------------------
                                               [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:

                           Series A Shares:             -0-
                           Series A Warrants:           -0-
                           Series B Shares:             -0-
                           Series C Warrants:           -0-
                           Series D Shares:             -0-
                           Series E Shares:           1,778
                           Series E Warrants:           -0-
                           Series F Shares:             -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:



                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           GREGORY R. OLBRIGHT



                           -----------------------------------------------------
                                             [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:


                           Series A Shares:           1,555,189
                           Series A Warrants:               -0-
                           Series B Shares:                 -0-
                           Series C Warrants:               -0-
                           Series D Shares:                 -0-
                           Series E Shares:                 -0-
                           Series E Warrants:               -0-
                           Series F Shares:                 -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           PATTERSON & COMPANY C/O CORESTATES BANK, N.A., AS CUSTODIAN FOR PILGRIM BAXTER HYBRID PARTNERS I, L.P.



                           -----------------------------------------------------
                                               [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:


                           Series A Shares:               -0-
                           Series A Warrants:             -0-
                           Series B Shares:               -0-
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:           444,444
                           Series E Warrants:             -0-
                           Series F Shares:               -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           RAPTOR GLOBAL FUND L.P.



                           -----------------------------------------------------
                                                  [Signature]



                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]


                           Registrable Securities Held:


                           Series A Shares:              -0-
                           Series A Warrants:            -0-
                           Series B Shares:              -0-
                           Series C Warrants:            -0-
                           Series D Shares:              -0-
                           Series E Shares:           56,000
                           Series E Warrants:            -0-
                           Series F Shares:              -0-




                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           RAPTOR GLOBAL FUND LTD.


                           -----------------------------------------------------
                                           [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:


                           Series A Shares:               -0-
                           Series A Warrants:             -0-
                           Series B Shares:               -0-
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:           124,333
                           Series E Warrants:             -0-
                           Series F Shares:               -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           JUAN A. RODRIGUEZ



                           -----------------------------------------------------
                                           [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:              -0-
                           Series A Warrants:          8,534
                           Series B Shares:           38,095
                           Series C Warrants:            -0-
                           Series D Shares:              -0-
                           Series E Shares:              -0-
                           Series E Warrants:            -0-
                           Series F Shares:              -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.



                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           TRIUMPH - CONNECTICUT LIMITED PARTNERSHIP




                           -----------------------------------------------------
                                           [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:                 -0-
                           Series A Warrants:               -0-
                           Series B Shares:                 -0-
                           Series C Warrants:               -0-
                           Series D Shares:                 -0-
                           Series E Shares:           1,111,111
                           Series E Warrants:               -0-
                           Series F Shares:                 -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           TUDOR ARBITRAGE PARTNERS L.P.



                           -----------------------------------------------------
                                           [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:


                           Series A Shares:              -0-
                           Series A Warrants:            -0-
                           Series B Shares:              -0-
                           Series C Warrants:            -0-
                           Series D Shares:              -0-
                           Series E Shares:           51,369
                           Series E Warrants:            -0-
                           Series F Shares:              -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           TUDOR BVI FUTURES, LTD.


                           -----------------------------------------------------
                                           [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:               -0-
                           Series A Warrants:             -0-
                           Series B Shares:               -0-
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:           212,742
                           Series E Warrants:             -0-
                           Series F Shares:               -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:

                           U.S. INFORMATION TECHNOLOGY INVESTMENT
                           ENTERPRISE PARTNERSHIP




                           -----------------------------------------------------
                                              [Signature]



                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:               -0-
                           Series A Warrants:             -0-
                           Series B Shares:               -0-
                           Series C Warrants:             -0-
                           Series D Shares:               -0-
                           Series E Shares:           888,888
                           Series E Warrants:             -0-
                           Series F Shares:               -0-



                                       3.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           VIXEL INVESTORS, L.P.


                           -----------------------------------------------------
                                           [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:              -0-
                           Series A Warrants:            -0-
                           Series B Shares:              -0-
                           Series C Warrants:            -0-
                           Series D Shares:              -0-
                           Series E Shares:           66,667
                           Series E Warrants:            -0-
                           Series F Shares:              -0-



                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           WESTERN DIGITAL CORPORATION



                           -----------------------------------------------------
                                               [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:

                           Series A Shares:                 -0-
                           Series A Warrants:               -0-
                           Series B Shares:                 -0-
                           Series C Warrants:               -0-
                           Series D Shares:           2,000,000
                           Series E Shares:                 -0-
                           Series E Warrants:               -0-
                           Series F Shares:                 -0-


                                       3.

            IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the _____ day of _______________, 199___.


                           VIXEL CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:


                           FOUNDER:


                           -----------------------------------------------------
                           GREGORY R. OLBRIGHT

                           HOLDER:


                           WERNER F. WOLFEN




                           -----------------------------------------------------
                                             [Signature]


                           -----------------------------------------------------
                           [Name and Title, if Signing on Behalf of an Entity]

                           Registrable Securities Held:


                           Series A Shares:              -0-
                           Series A Warrants:         12,801
                           Series B Shares:           57,142
                           Series C Warrants:            -0-
                           Series D Shares:              -0-
                           Series E Shares:           38,889
                           Series E Warrants:            -0-
                           Series F Shares:              -0-



                                       3.